UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2021

DIODES INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	002-25577	95-2039518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4949 Hedgcoxe Road, Suite 200, Plano, TX		75024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 987-3900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.66 2/3	DIOD	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company  ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

Results of the Annual Meeting

Diodes Incorporated (the “Company”) submitted the following matters to a vote of its security holders at its 2021 annual meeting of stockholders on May 24, 2021, each of which is described in more detail in the Company’s proxy statement filed with the Securities and Exchange Commission on April 14, 2021: (1) the election of eight persons to the Board of Directors of the Company (the “Board”), each to serve until the next annual meeting of stockholders and until their respective successors have been elected and qualified; (2)  the approval, on an advisory basis, of the Company’s executive compensation; and (3) the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

The results set forth below represent the final voting results as certified by the Inspector of Elections.

1.  Election of Directors.

The stockholders elected the following seven directors: Angie Chen Button, C.H. Chen, Warren Chen, Michael R. Giordano, Keh-Shew Lu, Peter M. Menard, Christina Wen-Chi Sung and Michael K.C. Tsai. The final results of the number of votes cast for and withheld, as well as the number of broker non-votes, as to each nominee for the Board are as follows:

Angie Chen Button	For:	39,240,665
	Withheld:	40,497
	Broker Non-Votes:	2,149,059

C.H. Chen	For:	36,252,342
	Withheld:	3,028,820
	Broker Non-Votes:	2,149,059

Warren Chen	For:	38,699,757
	Withheld:	581,405
	Broker Non-Votes:	2,149,059

Michael R. Giordano	For:	37,940,711
	Withheld:	1,340,451
	Broker Non-Votes:	2,149,059

Keh-Shew Lu	For:	37,290,685
	Withheld:	1,990,477
	Broker Non-Votes:	2,149,059

Peter M. Menard	For:	38,754,810
	Withheld:	526,352
	Broker Non-Votes:	2,149,059

Christina Wen-Chi Sung	For:	39,243,939
	Withheld:	37,223
	Broker Non-Votes:	2,149,059

Michael K.C. Tsai	For:	38,217,055
	Withheld:	1,064,107
	Broker Non-Votes:	2,149,059

2. Approval of Executive Compensation

The final results of the number of votes cast for and against, as well as the number of abstentions and broker non-votes, as to the approval of the compensation of the Company’s named executive officers on an advisory basis are as follows:

For:	38,696,793
Against:	529,081
Abstain:	55,288
Broker Non-Votes:	2,149,059

3. Ratification of Appointment of Independent Registered Public Accounting Firm

The final results of the number of votes cast for and against, as well as the number of abstentions and broker non-votes, as to the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 are as follows:

For:	39,939,347
Against:	1,474,633
Abstain:	16,241
Broker Non-Votes:	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 2021	DIODES INCORPORATED

	By	/s/ Brett R. Whitmire
Brett R. Whitmire
Chief Financial Officer